UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report
10|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	89

About the Trustees	90

Officers	92

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15

Source: Federal Reserve data as of 10/31/15. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/ agency securities 39% 0%
Agency pass-through 28% 56%
Investment-grade corporate bonds 24% 23%
International Treasury/ agency securities 3% 0%
Commercial MBS 2% 23%
Emerging-market bonds 2% 1%
Asset-backed securities 1% 5%
Municipal bonds 1% 0%
Agency collateral-ized mortgage obligations 0% 18%
Non-agency residential MBS 0% 9%
High-yield corporate bonds 0% 1%
Cash and net other assets 0% 13%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 10/31/15. Allocations and holdings in each sector may vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 26–66.

2 Income Fund

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

4 Income Fund

Interview with your fund’s portfolio manager

Mike, what were some key developments influencing the bond market during the 12 months ended October 31, 2015?

Interest rates were volatile during the reporting period, but ended lower than where they started, driven by periods of investor risk aversion that led to strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.53%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.16%.

The early-period rate volatility was not surprising, given that the Federal Reserve had just ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January 2015.

Market volatility was further fueled at various points during the period by unsteady commodity prices, uncertainty about the timing of a Fed rate increase, and concern about weak economic data overseas.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Income Fund 5

We saw a broad retreat from riskier assets during August and September, resulting from concerns about slowing growth in China and the potential impact that the slowdown there could have on other economies. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. Worries about global spillover effects from weakness in China receded in October as the Chinese government announced additional stimulus measures. In addition, solid late-period readings on U.S. employment levels fueled a growing consensus that the Fed may implement a rate increase in the near future.

The fund trailed its benchmark and the average return of its Lipper peer group at net asset value. What hampered its relative performance?

Our interest-rate and yield-curve positioning was the primary detractor versus the

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6 Income Fund

benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — substantially shorter than that of the benchmark. Unfortunately, because rates declined across the intermediate- and longer-maturity portions of the yield curve, this positioning worked against the fund’s relative performance.

Our holdings of investment-grade corporate bonds also modestly hampered the fund’s relative performance. Despite the fact that intermediate- and longer-maturity rates declined, corporate yield spreads — the yield advantage offered by corporate bonds over comparable maturity U.S. Treasuries —rose during the second half of the period. This created a challenging investment environment because prices fall as bond

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 7

yields rise. Spreads rose for a variety of reasons, including fears of slowing global economic growth, and depressed commodity prices. Additionally, U.S.-dollar strength hampered demand for U.S. products overseas and created a headwind against the profits of U.S. multinational companies.

From a technical perspective, record-high levels of new investment-grade corporate bond supply combined with outflows from bond funds disrupted the market’s supply-and-demand backdrop. Corporations issued bonds at current low interest rates to finance mergers, acquisitions, and stock buybacks.

Which holdings and strategies helped the fund’s performance versus the benchmark?

Our mortgage credit investments, specifically positions in non-agency residential mortgage-backed securities [RMBS], were the biggest contributors to relative performance. Non-agency RMBS were helped by a strengthening housing market, coupled with solid investor demand amid shrinking supply.

Additionally, various tactical trades that were designed to benefit from the difference between current mortgage rates and Treasury yields also modestly aided the fund’s relative return. These trades became profitable as the yield spreads of current-coupon government-agency mortgage-backed securities rose relative to Treasuries.

What is your current view of the housing market?

Sales of existing homes rose 4.7% in September to the second-highest pace in eight years, as continued low interest rates and pent-up demand supported the housing recovery. Existing-home sales typically account for roughly 90% of the residential real estate market.

New-home construction rebounded in September after two straight months of declines, largely due to a sharp increase in construction of apartments and other multifamily units.

In October, the National Association of Home Builders Housing Market Index climbed to 64, a 10-year high. A reading over 50 means most builders generally see conditions in the single-family housing market as positive. The index has been positive since mid-2014 and in recent months rose to levels last seen before the housing bubble burst.

All told, we think trends in the housing market have been encouraging. In our view, these data indicate that the formation of new housing units may be accelerating toward what we consider to be a more normal annual rate of between 1.2 million and 1.5 million units. And while most of the new households being formed are renters, we think there is still enough positive activity in the housing market for us to realize value from taking mortgage credit risk.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and options to hedge the portfolio’s interest-rate risk, to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations [CMOs], and to help manage downside risks. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

The fund reduced its dividend rate twice during the period. What factors led to those decisions?

In February, the fund’s dividend rate per class A share was trimmed to $0.020 from $0.023. This reduction was necessary because credit spreads trended lower during the first half of the period, reducing the amount of income earned by the portfolio. In June, the dividend rate per class A share

8 Income Fund

was further reduced to $0.015 due to lower available yields across fixed-income market sectors. Additionally, because of liquidity constraints in certain areas of the market, along with concern about market volatility, we thought it was prudent to maintain a somewhat greater cash balance. Similar adjustments were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, the U.S. economy is returning to a more normal expansion following years of positive but tepid growth. The nation’s GDP grew at a 3.9% seasonally adjusted annual rate in the second quarter, which was considerably stronger than the pace of growth in the first quarter. Shortly after the reporting period ended, the Bureau of Labor Statistics reported that 271,000 new nonfarm jobs were created in October, a level that was significantly greater than expected.

Given this economic backdrop, we think short-term interest rates are too low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

In light of our expectations for stronger growth and higher U.S. interest rates, the portfolio’s duration remained below that of the benchmark at period-end, in an effort to reduce interest-rate risk. Following the recent volatility in riskier assets, it appears that appetite for risk returned to the markets in October, as investors sought to capitalize on newly attractive entry points in various sectors. Against this backdrop, we plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine commercial mortgage-backed securities, non-agency RMBS, and investment-grade corporate bonds. We continued to find prepayment risk attractive, given the prospect of higher interest rates, and

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund 9

continued to seek attractive opportunities in government-agency interest-only CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Kevin F. Murphy.

IN THE NEWS

A robust employment picture bolstered the prospects for the U.S. Federal Reserve to raise interest rates. In a November release, the Labor Department estimated that, in October, 271,000 nonfarm jobs were added to the U.S. economy and that the unemployment rate hit a 7½-year low of 5.0%. This is a rate that many central bank officials regard as full employment in the sense that, with most job seekers employed, employers might bid up wages to fill new positions. Average hourly earnings have been rising, showing a 0.4% gain in October and a 2.5% gain over the past year. The Fed has held benchmark overnight rates in a 0%–0.25% range since December 2008 as the economy has recovered from the financial crisis. Many polls of economists predict that Fed policymakers will nudge up the federal funds rate by a quarter-point, placing it in the 0.25%–0.50% range by year’s end. Some investors are concerned that tighter monetary policy will dampen economic growth, but the Fed has communicated to markets that the pace of rate increases is likely to be gradual.

10 Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.61%	7.54%	7.47%	7.47%	6.80%	6.80%	7.18%	7.12%	7.34%	7.71%	7.71%	7.71%

10 years	71.57	64.71	61.71	61.71	59.18	59.18	67.07	61.64	67.25	75.93	76.46	75.68
Annual average	5.55	5.12	4.92	4.92	4.76	4.76	5.27	4.92	5.28	5.81	5.84	5.80

5 years	22.52	17.62	18.10	16.10	17.95	17.95	20.86	16.93	20.88	24.12	24.49	23.94
Annual average	4.15	3.30	3.38	3.03	3.36	3.36	3.86	3.18	3.87	4.42	4.48	4.39

3 years	6.53	2.27	4.20	1.34	4.10	4.10	5.69	2.26	5.63	7.47	7.64	7.19
Annual average	2.13	0.75	1.38	0.45	1.35	1.35	1.86	0.75	1.84	2.43	2.49	2.34

1 year	–1.37	–5.32	–2.11	–6.88	–2.24	–3.19	–1.74	–4.94	–1.73	–1.16	–1.02	–1.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Income Fund 11

Comparative index returns For periods ended 10/31/15

	Barclays U.S. Aggregate	Lipper Core Bond Funds
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	58.62%	52.19%
Annual average	4.72	4.25

5 years	16.07	15.88
Annual average	3.03	2.98

3 years	5.02	4.32
Annual average	1.65	1.42

1 year	1.96	1.15

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/15, there were 502, 451, 405, and 289 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,171 and $15,918, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,164. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,725, $17,593, $17,646, and $17,568, respectively.

12 Income Fund

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.224		$0.172	$0.172	$0.210		$0.209	$0.248	$0.248	$0.240

Capital gains	—		—	—	—		—	—	—	—

Total	$0.224		$0.172	$0.172	$0.210		$0.209	$0.248	$0.248	$0.240

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/14	$7.26	$7.56	$7.19	$7.21	$7.10	$7.34	$7.21	$7.35	$7.36	$7.36

10/31/15	6.94	7.23	6.87	6.88	6.77	7.00	6.88	7.02	7.04	7.03

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	2.59%	2.49%	1.92%	1.92%	2.48%	2.40%	2.44%	2.91%	2.90%	2.73%

Current 30-day
SEC yield [2]	N/A	2.83	2.20	2.20	N/A	2.61	2.71	3.24	3.31	3.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.62%	7.55%	7.48%	7.48%	6.82%	6.82%	7.19%	7.14%	7.36%	7.72%	7.72%	7.72%

10 years	70.26	63.45	60.20	60.20	57.95	57.95	66.03	60.63	65.97	74.57	75.10	74.60
Annual average	5.47	5.04	4.83	4.83	4.68	4.68	5.20	4.85	5.20	5.73	5.76	5.73

5 years	22.39	17.50	17.98	15.98	18.00	18.00	20.91	16.98	20.93	23.98	24.35	23.99
Annual average	4.12	3.28	3.36	3.01	3.37	3.37	3.87	3.19	3.87	4.39	4.45	4.39

3 years	7.72	3.42	5.24	2.35	5.29	5.29	6.91	3.44	6.98	8.51	8.84	8.54
Annual average	2.51	1.13	1.72	0.78	1.73	1.73	2.25	1.13	2.27	2.76	2.86	2.77

1 year	–1.13	–5.08	–1.88	–6.66	–1.85	–2.81	–1.37	–4.57	–1.35	–0.94	–0.79	–0.88

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/14	0.85%	1.60%	1.60%	1.10%	1.10%	0.58%	0.51%	0.60%

Annualized expense ratio for
the six-month period ended
10/31/15*	0.86%	1.61%	1.61%	1.11%	1.11%	0.57%	0.50%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.27	$7.98	$7.98	$5.51	$5.51	$2.83	$2.49	$3.03

Ending value (after expenses)	$970.20	$966.30	$966.30	$968.60	$968.90	$972.10	$972.20	$971.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.38	$8.19	$8.19	$5.65	$5.65	$2.91	$2.55	$3.11

Ending value (after expenses)	$1,020.87	$1,017.09	$1,017.09	$1,019.61	$1,019.61	$1,022.33	$1,022.68	$1,022.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs: • Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16 Income Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

Income Fund 19

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

20 Income Fund

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

Income Fund 21

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	1st

For each of the three-year and five-year periods ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 515, 454 and 405 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing.

22 Income Fund

The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Income Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 11, 2015

Income Fund 25

The fund’s portfolio 10/31/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (99.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (7.7%)
Government National Mortgage Association Pass-Through Certificates
5s, July 20, 2041	$4,525,392	$5,015,937
5s, TBA, November 1, 2045	3,000,000	3,248,438
4.687s, June 20, 2045	401,555	446,497
4.674s, April 20, 2065	7,338,903	8,150,448
4.667s, May 20, 2045	5,548,206	6,160,953
4.654s, June 20, 2045	3,880,464	4,311,692
4.634s, June 20, 2045	6,284,145	6,972,783
4.554s, May 20, 2045	1,959,856	2,167,639
4.524s, June 20, 2065	908,990	1,002,373
4.516s, June 20, 2045	849,812	936,620
4 1/2s, October 20, 2045 ##	700,000	765,133
4 1/2s, September 20, 2045	2,444,167	2,671,589
4 1/2s, TBA, November 1, 2045	5,000,000	5,381,250
4.491s, August 20, 2045	6,671,000	7,358,560
4.468s, May 20, 2065	1,732,321	1,902,464
4.413s, June 20, 2065	423,640	464,785
4s, with due dates from September 20, 2040 to August 20, 2045	10,122,827	10,866,053
4s, TBA, November 1, 2045	9,000,000	9,579,375
3 1/2s, with due dates from June 20, 2045 to August 20, 2045	35,089,855	36,878,241
3 1/2s, TBA, November 1, 2045	23,000,000	24,105,079
3s, with due dates from March 20, 2043 to July 20, 2045	1,898,892	1,945,793
3s, TBA, November 1, 2045	41,000,000	41,887,265

182,218,967
U.S. Government Agency Mortgage Obligations (91.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5s, March 1, 2041	948,515	1,047,627
4s, May 1, 2045	1,983,320	2,124,399
4s, August 1, 2044 ##	4,237,444	4,538,865
3 1/2s, with due dates from April 1, 2042 to February 1, 2044	11,702,415	12,224,879
3s, March 1, 2043	3,191,091	3,227,115

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from February 1, 2036 to May 1, 2041 ##	7,793,959	8,829,139
6s, TBA, December 1, 2045	2,000,000	2,262,812
6s, TBA, November 1, 2045	10,000,000	11,318,750
5 1/2s, with due dates from January 1, 2033 to February 1, 2035	1,231,361	1,390,933
5s, with due dates from March 1, 2040 to January 1, 2044	3,792,089	4,202,481
4 1/2s, with due dates from December 1, 2044 to October 1, 2045	2,783,053	3,048,168
4 1/2s, September 1, 2042 ##	13,841,232	15,044,230
4 1/2s, TBA, November 1, 2045	62,000,000	67,182,816
4s, with due dates from March 1, 2042 to September 1, 2045 ##	47,908,498	51,599,194
4s, with due dates from May 1, 2044 to October 1, 2045	35,226,129	37,781,069
4s, TBA, November 1, 2045	25,000,000	26,615,235
3 1/2s, with due dates from May 1, 2042 to October 1, 2045	9,183,610	9,600,219
3 1/2s, TBA, December 1, 2045	12,000,000	12,462,656
3 1/2s, TBA, November 1, 2045	12,000,000	12,490,313

26 Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (99.0%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, November 1, 2030	$1,000,000	$1,055,938
3s, with due dates from February 1, 2043 to July 1, 2043	7,155,497	7,249,730
3s, TBA, December 1, 2045	924,000,000	932,012,836
3s, TBA, November 1, 2045	936,000,000	946,164,398

		2,173,473,802

Total U.S. government and agency mortgage obligations (cost $2,359,101,510)		$2,355,692,769

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 Δ	$429,000	$438,384

Total U.S. treasury obligations (cost $428,807)		$438,384

MORTGAGE-BACKED SECURITIES (45.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (16.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.005s, 2037	$1,110,549	$1,779,849
IFB Ser. 2976, Class LC, 23.702s, 2035	147,797	229,440
IFB Ser. 2979, Class AS, 23.556s, 2034	26,768	30,388
IFB Ser. 3072, Class SB, 22.932s, 2035	471,172	721,982
IFB Ser. 3249, Class PS, 21.629s, 2036	360,664	534,443
IFB Ser. 3065, Class DC, 19.273s, 2035	709,763	1,052,223
IFB Ser. 2990, Class LB, 16.445s, 2034	674,565	899,492
IFB Ser. 3852, Class NT, 5.804s, 2041	2,401,423	2,532,013
Ser. 4132, Class IP, IO, 4 1/2s, 2042	10,533,024	1,762,185
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,945,514	703,485
Ser. 4018, Class DI, IO, 4 1/2s, 2041	4,693,839	729,986
Ser. 3707, Class PI, IO, 4 1/2s, 2025	2,416,215	209,848
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class M3, 4.347s, 2025	10,729,000	10,602,513
Ser. 4121, Class MI, IO, 4s, 2042	22,360,529	5,156,338
Ser. 4116, Class MI, IO, 4s, 2042	10,017,904	1,894,726
Ser. 4013, Class AI, IO, 4s, 2039	17,563,160	2,032,337
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQ1,
Class M3, 3.997s, 2025	3,985,000	3,850,235
Ser. 311, IO, 3 1/2s, 2043	10,582,916	2,195,955
Ser. 4165, Class AI, IO, 3 1/2s, 2043	15,905,280	2,505,718
Ser. 303, Class C19, IO, 3 1/2s, 2043	7,060,326	1,376,968
Ser. 304, Class C22, IO, 3 1/2s, 2042	7,852,122	1,537,391
Ser. 4122, Class AI, IO, 3 1/2s, 2042	8,438,257	1,108,829
Ser. 3962, Class EI, IO, 3 1/2s, 2026	20,583,827	2,081,951
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class M3, 3.497s, 2027	3,596,000	3,370,275
Ser. 4182, Class GI, IO, 3s, 2043	26,544,371	2,759,226
Ser. 4141, Class PI, IO, 3s, 2042	9,153,718	1,072,175
Ser. 4158, Class TI, IO, 3s, 2042	23,171,994	2,891,865
Ser. 4165, Class TI, IO, 3s, 2042	26,845,905	3,186,609
Ser. 4176, Class DI, IO, 3s, 2042	25,947,704	2,995,143

Income Fund 27

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4171, Class NI, IO, 3s, 2042	$14,468,847	$1,593,744
Ser. 4183, Class MI, IO, 3s, 2042	8,454,445	998,470
Ser. 4201, Class JI, IO, 3s, 2041	27,125,232	3,103,995
Ser. 4206, Class IP, IO, 3s, 2041	10,867,264	1,321,242
Ser. 4215, Class EI, IO, 3s, 2032	30,209,410	3,647,424
Ser. 4004, IO, 3s, 2026	17,553,894	1,339,590
Ser. 4039, Class PI, IO, 2 1/2s, 2027	30,973,633	2,816,581
FRB Ser. T-56, Class A, IO, 0.524s, 2043	9,681,870	162,626
Ser. 315, PO, zero %, 2043	18,555,919	14,530,398
Ser. 3835, Class FO, PO, zero %, 2041	8,903,160	7,822,583
Ser. 3369, Class BO, PO, zero %, 2037	18,039	15,466
Ser. 3391, PO, zero %, 2037	174,597	158,936
Ser. 3300, PO, zero %, 2037	285,484	248,836
Ser. 3206, Class EO, PO, zero %, 2036	13,289	11,867
Ser. 3175, Class MO, PO, zero %, 2036	47,193	43,243
Ser. 3210, PO, zero %, 2036	50,713	48,273
Ser. 3326, Class WF, zero %, 2035	16,813	13,552
FRB Ser. T-56, Class 2, IO, zero %, 2043	4,205,083	—
FRB Ser. 3117, Class AF, zero %, 2036	14,263	11,237
FRB Ser. 3036, Class AS, zero %, 2035	3,906	3,707

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.718s, 2036	597,412	1,147,607
IFB Ser. 06-8, Class HP, 23.845s, 2036	544,403	869,346
IFB Ser. 05-122, Class SE, 22.411s, 2035	1,014,064	1,493,253
IFB Ser. 05-75, Class GS, 19.659s, 2035	300,460	418,266
IFB Ser. 05-106, Class JC, 19.513s, 2035	638,673	980,682
IFB Ser. 05-83, Class QP, 16.882s, 2034	119,213	157,189
IFB Ser. 11-4, Class CS, 12.506s, 2040	1,214,583	1,483,171
IFB Ser. 13-103, Class SK, IO, 5.723s, 2043	8,770,518	2,263,341
IFB Ser. 13-101, Class SE, IO, 5.703s, 2043	10,700,495	2,637,137
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	19,603,036	3,973,535
Ser. 421, Class C6, IO, 4s, 2045	14,326,801	2,758,712
Ser. 418, Class C24, IO, 4s, 2043	6,709,922	1,374,905
Ser. 12-124, Class UI, IO, 4s, 2042	19,489,092	3,741,906
Ser. 12-118, Class PI, IO, 4s, 2042	21,497,889	4,016,560
Ser. 12-40, Class MI, IO, 4s, 2041	10,004,224	1,560,250
Ser. 12-62, Class EI, IO, 4s, 2041	13,813,475	2,064,185
Ser. 12-22, Class CI, IO, 4s, 2041	11,977,641	1,824,026
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	25,333,875	3,635,664
Ser. 418, Class C15, IO, 3 1/2s, 2043	14,819,388	2,931,751
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	8,516,158	1,271,163
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	19,899,554	3,833,999
Ser. 14-10, IO, 3 1/2s, 2042	12,550,160	1,682,462
Ser. 12-128, Class QI, IO, 3 1/2s, 2042	15,936,834	1,974,516
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	23,768,824	2,603,471
Ser. 14-20, Class IA, IO, 3 1/2s, 2039	17,774,658	2,175,618
Ser. 15-41, Class IA, IO, 3 1/2s, 2035	18,634,648	2,967,713

28 Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-53, Class BI, IO, 3 1/2s, 2027	$18,985,673	$2,239,360
Ser. 13-55, Class IK, IO, 3s, 2043	7,515,072	896,548
Ser. 12-151, Class PI, IO, 3s, 2043	10,515,204	1,337,534
Ser. 12-144, Class KI, IO, 3s, 2042	17,622,758	2,174,472
Ser. 13-35, Class IP, IO, 3s, 2042	8,085,939	848,392
Ser. 13-55, Class PI, IO, 3s, 2042	13,753,768	1,414,713
Ser. 13-35, Class PI, IO, 3s, 2042	23,991,554	2,300,310
Ser. 13-67, Class IP, IO, 3s, 2042	17,147,416	1,657,641
Ser. 13-30, Class IP, IO, 3s, 2041	6,999,130	625,232
Ser. 13-23, Class LI, IO, 3s, 2041	8,494,695	740,143
Ser. 13-7, Class EI, IO, 3s, 2040	18,788,427	2,767,347
Ser. 14-59, Class AI, IO, 3s, 2040	18,296,139	2,155,514
Ser. 14-28, Class AI, IO, 3s, 2040	22,323,681	2,676,226
Ser. 13-69, IO, 3s, 2031	34,707,327	3,993,425
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	6,430,944	118,825
FRB Ser. 01-50, Class B1, IO, 0.4s, 2041	603,646	7,168
FRB Ser. 02-W6, Class 1AIO, IO, 0.143s, 2042	778,593	1,704
FRB Ser. 05-W4, Class 1AIO, 0.08s, 2045	169,889	106
Ser. 03-34, Class P1, PO, zero %, 2043	182,310	151,138
Ser. 07-64, Class LO, PO, zero %, 2037	68,897	63,848
Ser. 07-14, Class KO, PO, zero %, 2037	213,352	196,429
Ser. 06-125, Class OX, PO, zero %, 2037	20,744	17,902
Ser. 06-84, Class OT, PO, zero %, 2036	21,193	18,182
Ser. 06-46, Class OC, PO, zero %, 2036	19,439	16,675

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	23,731,265	4,703,299
IFB Ser. 13-129, Class SN, IO, 5.956s, 2043	4,247,470	657,466
Ser. 14-25, Class QI, IO, 5s, 2044	10,277,836	2,195,243
Ser. 13-3, Class IT, IO, 5s, 2043	5,616,629	1,083,785
Ser. 11-116, Class IB, IO, 5s, 2040	2,972,638	149,071
Ser. 13-16, Class IB, IO, 5s, 2040	6,335,519	352,896
Ser. 10-35, Class UI, IO, 5s, 2040	6,445,759	1,232,068
Ser. 10-9, Class UI, IO, 5s, 2040	34,162,038	6,580,838
Ser. 09-121, Class UI, IO, 5s, 2039	13,567,070	2,551,695
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	9,007,487	1,649,361
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	8,657,292	1,375,817
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	18,713,444	3,529,305
Ser. 12-129, IO, 4 1/2s, 2042	6,198,030	1,415,010
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	5,860,887	1,025,937
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	5,933,562	1,042,699
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	6,113,132	572,984
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	32,698,358	4,204,355
Ser. 14-71, Class BI, IO, 4 1/2s, 2029	17,823,954	2,232,272
Ser. 15-94, IO, 4s, 2045	1,008,094	253,999
Ser. 15-99, Class LI, IO, 4s, 2045	12,194,966	1,672,044
Ser. 15-53, Class MI, IO, 4s, 2045	24,403,900	5,636,007
Ser. 14-149, Class IP, IO, 4s, 2044	28,939,476	5,044,753

Income Fund 29

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-2, Class IL, IO, 4s, 2044	$10,133,582	$1,698,186
Ser. 14-63, Class PI, IO, 4s, 2043	15,534,667	2,401,660
Ser. 15-52, Class IE, IO, 4s, 2043	17,683,838	3,494,503
Ser. 13-4, Class IC, IO, 4s, 2042	20,317,840	4,591,344
Ser. 12-56, Class IB, IO, 4s, 2042	11,610,004	2,021,568
Ser. 12-50, Class PI, IO, 4s, 2041	26,566,907	4,104,587
Ser. 14-4, Class IK, IO, 4s, 2039	9,822,984	1,128,366
Ser. 11-71, Class IK, IO, 4s, 2039	15,032,790	1,832,572
Ser. 14-162, Class DI, IO, 4s, 2038	23,926,695	2,519,538
Ser. 14-133, Class AI, IO, 4s, 2036	19,239,819	2,538,117
Ser. 13-53, Class IA, IO, 4s, 2026	16,673,974	1,908,336
Ser. 15-69, Class XI, IO, 3 1/2s, 2045	22,612,007	3,762,864
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	15,856,943	2,484,117
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	9,701,470	2,248,510
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	13,462,465	2,478,574
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	8,295,595	930,185
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	7,106,740	847,763
Ser. 12-145, IO, 3 1/2s, 2042	9,638,436	1,920,105
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	8,643,585	1,055,555
Ser. 12-136, IO, 3 1/2s, 2042	22,835,309	4,907,308
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	30,177,800	6,224,473
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	13,801,454	999,501
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	9,086,786	1,260,519
Ser. 14-141, Class GI, IO, 3 1/2s, 2041	17,437,036	2,171,772
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	15,098,886	2,101,765
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	8,284,778	1,087,791
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	14,035,557	2,018,734
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	24,151,364	3,500,499
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	6,244,866	665,703
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	7,170,825	953,003
Ser. 15-26, Class AI, IO, 3 1/2s, 2039	47,972,946	6,280,618
Ser. 15-87, Class AI, IO, 3 1/2s, 2038	24,384,575	2,828,611
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	15,376,860	2,326,365
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	15,700,613	1,954,569
Ser. 14-44, Class IA, IO, 3 1/2s, 2028	20,556,294	2,309,294
Ser. 13-8, Class BI, IO, 3s, 2042	18,928,869	2,376,345
Ser. 13-53, Class PI, IO, 3s, 2041	12,407,637	1,259,375
Ser. 14-141, Class CI, IO, 3s, 2040	12,483,720	1,355,969
Ser. 13-23, Class IK, IO, 3s, 2037	25,622,236	3,268,885
Ser. 14-46, Class KI, IO, 3s, 2036	7,764,967	881,091
Ser. 14-30, Class KI, IO, 3s, 2029	11,557,317	1,263,897
Ser. 14-5, Class LI, IO, 3s, 2029	12,330,404	1,289,699
Ser. 13-164, Class CI, IO, 3s, 2028	21,443,227	2,365,531
Ser. 14-44, Class IC, IO, 3s, 2028	20,225,480	1,917,477
Ser. 13-H08, IO, 2.927s, 2063	58,246,758	5,642,946
Ser. 15-H25, Class CI, IO, 2.238s, 2065	28,451,571	3,380,047
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	28,072,005	3,509,001

30 Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H15, Class JI, IO, 1.931s, 2065	$22,161,469	$2,763,535
Ser. 15-H12, Class AI, IO, 1.85s, 2065	34,393,270	3,965,974
Ser. 15-H20, Class AI, IO, 1.834s, 2065	34,006,608	4,096,776
Ser. 15-H10, Class CI, IO, 1.801s, 2065	33,933,094	3,997,743
Ser. 15-H12, Class GI, IO, 1.799s, 2065	47,394,360	5,293,950
Ser. 15-H09, Class BI, IO, 1.696s, 2065	43,003,948	4,390,703
Ser. 15-H12, Class EI, IO, 1.69s, 2065	36,834,566	3,591,370
Ser. 15-H01, Class CI, IO, 1.637s, 2064	33,884,498	2,737,867
Ser. 15-H17, Class CI, IO, 1.621s, 2065	34,141,008	2,662,999
Ser. 15-H25, Class AI, IO, 1.608s, 2065	31,678,817	2,949,298
Ser. 15-H14, Class BI, IO, 1.593s, 2065	2,860,213	214,516
Ser. 10-H19, Class GI, IO, 1.399s, 2060	42,668,854	2,828,945
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	104,082
Ser. 10-151, Class KO, PO, zero %, 2037	453,605	409,982
Ser. 06-36, Class OD, PO, zero %, 2036	28,983	24,843

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	66,848	7,270

385,222,615
Commercial mortgage-backed securities (20.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	5,618,000	5,651,972
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	6,105,488	34,658

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.345s, 2051	14,490,239	90,405

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-6, Class F, 5.147s, 2047	2,700,000	2,701,080
FRB Ser. 04-4, Class D, 5.073s, 2042	994,000	1,007,046

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.427s, 2041	1,659,539	23,841
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	2,828,573	2,262
Ser. 05-1, Class XW, IO, zero %, 2042	43,447,850	434

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.878s, 2050	3,442,000	3,545,308
FRB Ser. 06-PW12, Class AJ, 5.753s, 2038	1,763,000	1,770,004
FRB Ser. 07-T26, Class AJ, 5.566s, 2045 F	4,347,000	4,311,466
FRB Ser. 06-PW11, Class AJ, 5.522s, 2039	2,295,000	2,300,738
Ser. 05-T18, Class D, 5.134s, 2042	2,192,000	2,168,721
FRB Ser. 04-PR3I, Class X1, IO, 0.282s, 2041	855,982	6,249

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.522s, 2039	9,423,000	9,405,379
FRB Ser. 06-PW14, Class X1, IO, 0.644s, 2038	14,226,728	201,450

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.57s, 2029	1,445,427	54,432

CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO,
0.366s, 2049	39,385,686	323,356

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.574s, 2047	1,108,000	1,180,441
FRB Ser. 11-C2, Class E, 5.574s, 2047	1,650,000	1,714,985

Income Fund 31

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.508s, 2046	$51,535,544	$3,377,124
FRB Ser. 14-GC19, Class X, IO, 1.312s, 2047	80,614,176	5,849,365

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class E, 4.457s, 2046	7,414,000	6,382,498
FRB Ser. 06-C5, Class XC, IO, 0.543s, 2049	101,561,977	719,059

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.766s, 2046	5,050,000	5,128,906

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.118s, 2045	37,688,557	3,620,027

COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377s, 2046	3,872,000	3,865,805
FRB Ser. 14-CR18, Class C, 4.738s, 2047	2,542,000	2,599,533
Ser. 13-CR11, Class AM, 4.715s, 2046	949,000	1,048,360
FRB Ser. 12-CR1, Class XA, IO, 2.082s, 2045	41,353,865	3,741,330
FRB Ser. 13-LC13, Class XA, IO, 1.409s, 2046	58,764,861	3,649,886
FRB Ser. 14-LC15, Class XA, IO, 1.399s, 2047	55,136,860	3,994,445
FRB Ser. 14-CR18, Class XA, IO, 1.288s, 2047	52,594,911	3,671,651
FRB Ser. 14-CR17, Class XA, IO, 1.195s, 2047	49,370,955	3,236,432
FRB Ser. 14-UBS6, Class XA, IO, 1.076s, 2047	57,834,826	3,739,513
FRB Ser. 14-LC17, Class XA, IO, 1.019s, 2047	40,214,208	2,152,675
FRB Ser. 13-CR13, Class XA, IO, 0.992s, 2023	78,124,724	3,911,705
FRB Ser. 06-C8, Class XS, IO, 0.519s, 2046	46,241,972	180,687

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,918,000	1,722,413
FRB Ser. 14-UBS6, Class D, 3.966s, 2047	2,832,000	2,398,537
Ser. 13-LC13, Class E, 3.719s, 2046	2,278,000	1,732,618
Ser. 14-CR18, Class E, 3.6s, 2047	6,808,000	4,992,853
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	6,277,000	6,183,033

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 6.068s, 2041	8,828,000	9,119,236
FRB Ser. 07-C2, Class AX, IO, 0.062s, 2049	78,664,742	204,528

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C5,
Class C, 5.1s, 2038	592,978	586,307

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	644,122	679,548
FRB Ser. 03-C3, Class AX, IO, 1.955s, 2038	1,531,539	142

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,464,480	1,464,480

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.931s, 2033	535,872	650

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
2.946s, 2032	71,165	63,693

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.035s, 2045	10,616,068	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	3,696,000	3,700,620

GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC,
IO, 0.202s, 2049	100,890,234	322,395

32 Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.52s, 2043	$5,532,263	$10,370

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.627s, 2046	81,505,476	6,976,869

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	4,129,000	3,815,568
FRB Ser. 13-GC10, Class E, 4.411s, 2046	2,352,000	2,049,251

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.74s, 2046	66,657,638	5,393,883
FRB Ser. 14-GC18, Class XA, IO, 1.267s, 2047	39,713,313	2,682,039
FRB Ser. 14-GC22, Class XA, IO, 1.074s, 2047	64,257,286	4,087,277
FRB Ser. 14-GC24, Class XA, IO, 0.886s, 2047	60,725,661	3,256,231

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	8,757,376	9,054,952
Ser. 11-GC3, Class E, 5s, 2044	1,692,000	1,618,066
FRB Ser. 13-GC12, Class D, 4.476s, 2046	8,396,000	7,837,582
FRB Ser. 06-GG6, Class XC, IO, 0.006s, 2038	33,524,933	744

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25,
Class XA, IO, 1.012s, 2047	34,410,383	2,157,531

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	3,849,000	3,443,700
FRB Ser. 14-C25, Class D, 3.949s, 2047	7,080,000	5,844,540
Ser. 14-C25, Class E, 3.332s, 2047	4,818,000	3,421,331

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 12-LC9, Class XA, IO, 1.873s, 2047	57,957,369	4,582,689

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	3,277,000	3,204,578

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	5,443,000	5,561,821
FRB Ser. 07-LD12, Class A3, 5.937s, 2051	821,974	822,271
FRB Ser. 06-LDP7, Class B, 5.911s, 2045	3,516,000	1,758,000
FRB Ser. 06-LDP6, Class B, 5.56s, 2043	2,858,000	2,840,742
Ser. 06-LDP8, Class B, 5.52s, 2045	1,720,000	1,716,010
Ser. 06-LDP8, Class AJ, 5.48s, 2045	8,512,000	8,530,045
Ser. 04-LN2, Class A2, 5.115s, 2041	100,124	100,233
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,141,743
FRB Ser. 13-LC11, Class D, 4.239s, 2046	2,965,000	2,717,423
FRB Ser. 13-LC11, Class XA, IO, 1.554s, 2046	51,225,297	3,850,093
FRB Ser. 13-C16, Class XA, IO, 1.343s, 2046	66,073,383	3,754,409
FRB Ser. 13-C10, Class XA, IO, 1.274s, 2047	87,841,607	5,343,493
FRB Ser. 06-LDP8, Class X, IO, 0.504s, 2045	37,524,696	122,623
FRB Ser. 07-LDPX, Class X, IO, 0.281s, 2049	50,144,490	299,137

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.213s, 2043	3,439,000	3,759,824
FRB Ser. 07-CB20, Class B, 6.176s, 2051	6,690,000	6,730,809
FRB Ser. 07-CB20, Class C, 6.176s, 2051	1,556,000	1,486,525
FRB Ser. 11-C3, Class E, 5.549s, 2046	1,416,000	1,490,340
FRB Ser. 11-C3, Class F, 5.549s, 2046	4,436,000	4,536,254

Income Fund 33

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.198s, 2045	$1,674,000	$1,658,934
FRB Ser. 12-C8, Class D, 4.665s, 2045	5,105,000	5,058,545
FRB Ser. 12-C8, Class E, 4.665s, 2045	4,139,000	3,960,609
FRB Ser. 13-C13, Class D, 4.056s, 2046	1,722,000	1,564,609
Ser. 11-C4, Class F, 3.873s, 2046	7,276,000	6,731,028
Ser. 13-C10, Class E, 3 1/2s, 2047	3,043,000	2,417,664
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	2,038,000	1,623,878
FRB Ser. 05-CB12, Class X1, IO, 0.383s, 2037	4,683,375	13,890
FRB Ser. 06-LDP6, Class X1, IO, 0.126s, 2043	36,446,792	6,502

JPMorgan Chase Commercial Mortgage Securities Trust
Pass-Through Certificates 144A Ser. 01-C1, Class H,
5.626s, 2035	1,216,286	1,239,469

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	308,306	320,856
Ser. 98-C4, Class H, 5.6s, 2035	500,962	515,284

LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class AJ, 5.484s, 2040	2,950,000	2,957,080
FRB Ser. 06-C6, Class C, 5.482s, 2039	3,491,000	3,316,450
Ser. 06-C7, Class A2, 5.3s, 2038	1,364,329	1,365,816
Ser. 06-C1, Class AJ, 5.276s, 2041	1,634,000	1,666,222
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	5,706,231	41,113

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	4,850,343
FRB Ser. 06-C7, Class XCL, IO, 0.653s, 2038	55,086,158	322,023
FRB Ser. 06-C7, Class XW, IO, 0.653s, 2038	32,965,980	185,645
FRB Ser. 07-C2, Class XCL, IO, 0.539s, 2040	126,395,351	910,666
FRB Ser. 05-C5, Class XCL, IO, 0.326s, 2040	11,284,439	114,183
FRB Ser. 05-C7, Class XCL, IO, 0.214s, 2040	13,065,230	64,588
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	2,683,951	159

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.357s, 2048	3,057,000	2,548,285

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	2,936	—

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.266s, 2051	854,000	918,417
FRB Ser. 07-C1, Class A3, 5.837s, 2050	145,292	145,422
FRB Ser. 05-CKI1, Class B, 5.46s, 2037	10,872,000	10,856,779

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.47s, 2039	1,534,274	2,499
FRB Ser. 05-MCP1, Class XC, IO, 0.046s, 2043	2,014,694	22

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.867s, 2037	204,952	12,850
FRB Ser. 05-C3, Class X, IO, 6.172s, 2044	312,780	4,066
FRB Ser. 06-C4, Class X, IO, 6.035s, 2045	3,484,799	461,039

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	7,980,000	8,002,583
Ser. 06-4, Class AJ, 5.239s, 2049	1,709,000	1,711,222

34 Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C12, Class XA, IO, 0.982s, 2046	$63,791,925	$2,774,005

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class E, 4.897s, 2047	4,378,000	4,047,023
Ser. 14-C17, Class D, 4.698s, 2047	3,128,000	2,780,051
FRB Ser. 12-C6, Class E, 4.658s, 2045	3,386,000	3,261,141
FRB Ser. 13-C11, Class F, 4.414s, 2046	6,212,000	5,431,989
FRB Ser. 13-C10, Class E, 4.082s, 2046	3,622,000	3,150,053
Ser. 14-C17, Class E, 3 1/2s, 2047	4,422,000	3,215,330

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	2,636,000	2,685,859
Ser. 07-IQ14, Class A2, 5.61s, 2049	515,047	515,317
Ser. 07-HQ11, Class D, 5.587s, 2044	3,512,000	3,179,205
Ser. 07-HQ11, Class AJ, 5.508s, 2044	2,778,000	2,786,195

Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class C, 6.268s, 2043	3,069,000	3,227,054
FRB Ser. 08-T29, Class D, 6.268s, 2043	4,865,000	5,052,303
FRB Ser. 08-T29, Class F, 6.268s, 2043	3,094,000	3,055,325
FRB Ser. 11-C3, Class E, 5.178s, 2049	308,000	319,420

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	305,217	305,980

Selkirk, Ltd. 144A Ser. 1, Class A, 1.329s, 2041 (Cayman Islands)	1,750,698	1,737,568

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,760,171	440,043

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.822s, 2045	83,374,882	7,466,396

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6s, 2045	3,719,000	3,714,091
Ser. 06-C24, Class AJ, 5.658s, 2045	6,431,000	6,457,367
FRB Ser. C22, Class AJ, 5.398s, 2044	9,831,000	9,830,017
FRB Ser. 06-C29, IO, 0.378s, 2048	169,441,000	498,157
FRB Ser. 07-C34, IO, 0.303s, 2046	14,361,323	107,710

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.281s, 2044	4,945,000	4,934,121
FRB Ser. 05-C18, Class XC, IO, 0.139s, 2042	1,140,649	399
FRB Ser. 06-C26, Class XC, IO, 0.049s, 2045	10,358,061	2,693

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.468s, 2050	31,773,176	2,446,535

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.777s, 2045	1,806,000	1,611,313
Ser. 14-LC18, Class D, 3.957s, 2047	8,305,590	6,761,348

WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	2,875,000	2,952,740
FRB Ser. 13-C14, Class XA, IO, 0.898s, 2046	86,533,004	4,014,266

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.469s, 2044	519,438	552,085
FRB Ser. 11-C4, Class E, 5.265s, 2044	1,545,768	1,633,722
Ser. 11-C4, Class F, 5s, 2044	3,615,000	3,680,070
Ser. 11-C3, Class E, 5s, 2044	1,601,000	1,516,769

Income Fund 35

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 4.971s, 2047	$3,600,000	$3,009,008
FRB Ser. 12-C7, Class D, 4.838s, 2045	6,107,000	6,301,508
FRB Ser. 12-C7, Class E, 4.838s, 2045	4,300,000	4,235,930
FRB Ser. 13-UBS1, Class E, 4.63s, 2046	2,810,000	2,448,999
FRB Ser. 12-C10, Class E, 4.456s, 2045	2,645,000	2,189,564
Ser. 14-C19, Class D, 4.234s, 2047	3,331,000	2,868,200
FRB Ser. 13-C11, Class D, 4.18s, 2045	2,967,000	2,768,582
Ser. 14-C20, Class D, 3.986s, 2047	6,328,000	5,186,049
Ser. 13-C12, Class E, 3 1/2s, 2048	3,607,000	2,902,192
Ser. 13-C14, Class E, 3 1/4s, 2046	3,222,000	2,511,195
FRB Ser. 12-C9, Class XA, IO, 2.176s, 2045	134,504,647	12,838,469
FRB Ser. 11-C5, Class XA, IO, 1.951s, 2044	37,114,943	2,818,509
FRB Ser. 12-C10, Class XA, IO, 1.765s, 2045	72,351,376	6,184,596
FRB Ser. 13-C11, Class XA, IO, 1.475s, 2045	33,525,988	2,070,112
FRB Ser. 13-C12, Class XA, IO, 1.469s, 2048	23,753,121	1,683,255

488,261,845
Residential mortgage-backed securities (non-agency) (8.5%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A2, 1.268s, 2046	8,733,000	7,633,777

BCAP, LLC Trust 144A FRB Ser. 15-RR6, Class 3A2, 1.138s, 2046	6,959,000	5,940,759

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-SD2,
Class M2, 0.997s, 2036 F	7,555,000	6,195,100

Countrywide Asset-Backed Certificates Trust
Ser. 04-9, Class MF1, 5 1/8s, 2034	3,614,905	3,437,271
Ser. 04-13, Class MF1, 5.071s, 2035	5,837,682	5,662,552

Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class M3,
4.897s, 2028	23,125,000	22,944,625

First Franklin Mortgage Loan Trust FRB Ser. 06-FF1, Class M1,
0.637s, 2036	5,800,000	4,523,040

First NLC Trust FRB Ser. 05-2, Class M2, 0.717s, 2035	2,975,000	2,427,443

FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	134,710	13

Fremont Home Loan Trust FRB Ser. 05-B, Class M5, 1.127s, 2035	9,657,000	7,895,627

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1,
Class 1A1B, 0.557s, 2035	13,600,655	11,424,551

GSAA Trust
FRB Ser. 05-6, Class M2, 0.677s, 2035	6,365,000	4,745,101
FRB Ser. 05-6, Class M1, 0.627s, 2035	6,436,000	5,245,340

GSAMP Trust
FRB Ser. 05-HE5, Class M3, 0.657s, 2035	10,782,666	8,429,370
FRB Ser. 06-HE2, Class M1, 0.517s, 2046	3,000,000	2,445,000

Morgan Stanley Mortgage Loan Trust FRB Ser. 05-5AR,
Class 1M4, 0.827s, 2035	4,121,000	3,297,752

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047	4,746,000	3,796,800

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	2,227,704	2,236,570

36 Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-2, Class M5, 0.847s, 2035	$6,005,000	$4,984,150

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-3, Class M3, 0.697s, 2035	7,615,000	6,168,150

Residential Asset Securities Corp. FRB Ser. 06-KS2, Class M2,
0.587s, 2036	19,200,000	14,724,000

Residential Asset Securities Corp. Trust FRB Ser. 05-KS8,
Class M5, 0.837s, 2035	2,643,634	2,113,057

Soundview Home Loan Trust FRB Ser. 05-CTX1, Class M4,
0.817s, 2035	4,375,000	3,456,250

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	9,316,931	8,757,915
FRB Ser. 05-AR11, Class A1C3, 0.707s, 2045 F	3,753,808	3,282,971
FRB Ser. 05-AR19, Class A1C3, 0.697s, 2045	9,706,034	8,541,310
FRB Ser. 05-AR13, Class A1C4, 0.627s, 2045	15,778,820	13,648,679
FRB Ser. 05-AR17, Class A1B2, 0.607s, 2045	5,326,977	4,607,836
FRB Ser. 05-AR19, Class A1B2, 0.607s, 2045	5,728,851	4,926,812
FRB Ser. 05-AR1, Class A2B, 0.597s, 2045	7,277,205	6,536,155
FRB Ser. 05-AR8, Class 2AC3, 0.587s, 2045	4,137,411	3,601,716
FRB Ser. 05-AR2, Class 2A1B, 0.567s, 2045	1,950,956	1,775,370
FRB Ser. 05-AR17, Class A1B3, 0.547s, 2045	1,584,945	1,365,034
FRB Ser. 05-AR6, Class 2A1C, 0.537s, 2045	7,274,425	6,510,610

		203,280,706

Total mortgage-backed securities (cost $1,088,629,805)		$1,076,765,166

CORPORATE BONDS AND NOTES (24.8%)*	Principal amount	Value

Basic materials (1.8%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$3,130,000	$2,945,330

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	910,000	908,594

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	897,625

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	950,000	949,202

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	1,170,000	1,152,135

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	112,000	130,508

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)	2,775,000	2,803,974

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	344,792

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	332,889

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	1,593,000	1,584,119

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	620,572

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. notes 6s, 2041 (Canada)	590,000	466,395

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	4,284,000	3,384,360

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	2,856,000	2,213,400

Income Fund 37

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	$7,770,000	$6,520,973

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	696,673

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	3,130,000	2,708,755

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	649,295

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	110,000	115,512

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	45,000	46,786

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	376,000	376,000

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	226,181

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	968,486

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	393,000	414,553

Southern Copper Corp. sr. unsec. unsub. notes 5 3/8s,
2020 (Peru)	200,000	214,500

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	167,433

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,975,000	7,906,431

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	637,000	832,824

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,729,556

42,307,853
Capital goods (0.6%)
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	451,125

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	3,225,000	3,374,156

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	1,393,000	1,883,779

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	1,433,000	1,484,032

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	1,432,000	1,466,362

Northrop Grumman Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2026	1,355,000	1,802,071

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	550,813

Republic Services, Inc. company guaranty sr. unsec.
notes 5.7s, 2041	595,000	673,286

Republic Services, Inc. company guaranty sr. unsec.
notes 3.8s, 2018	720,000	752,972

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	660,000	733,724

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	119,511

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	1,770,000	1,782,160

15,073,991
Communication services (2.9%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	880,000	998,494

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	670,000	675,898

American Tower Corp. sr. unsec. notes 4s, 2025 R	7,570,000	7,480,825

38 Income Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	$135,000	$139,531

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	2,588,000	2,376,190

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	2,572,000	2,495,825

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	1,415,000	1,399,367

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	3,617,000	3,750,800

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	1,813,000	1,842,884

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	3,645,000	5,066,987

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	700,000	893,232

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	1,325,000	1,661,855

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	1,337,000	1,413,878

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	2,068,075

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,083,850

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	977,911

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	211,000	226,720

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	689,906

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	425,000	400,378

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,515,080

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	920,000	909,484

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	2,435,000	3,334,801

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	4,250,000	4,271,250

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	1,845,000	2,058,983

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	692,000	727,605

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	920,000	1,063,301

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	127,000	3,416,300

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	4,675,000	4,708,006

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	3,906,000	3,508,857

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,588,000	5,252,340

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	640,000	790,941

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	795,000	1,006,273

		69,205,827

Income Fund 39

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals (3.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	$1,065,000	$1,425,632

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	870,000	1,092,789

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	4,690,000	6,302,764

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	4,348,000	4,748,564

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	2,305,000	2,080,714

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	3,817,000	4,917,911

CBS Corp. company guaranty sr. unsec. unsub. notes 4.6s, 2045	1,940,000	1,741,936

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	1,820,000	1,738,577

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	950,000	1,052,905

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	3,790,000	5,572,464

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	3,453,000	4,432,033

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	438,523

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	1,860,000	2,053,806

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	105,000	103,953

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	661,000	668,064

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022	4,395,000	4,291,819

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	1,048,000	1,066,532

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	1,640,000	1,607,976

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	130,000	134,550

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	510,000	557,972

Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	2,120,000	1,911,973

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	675,000	887,209

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	296,775

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	2,124,000	2,280,768

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	614,520

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	1,280,000	1,251,200

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	913,000	1,036,255

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	820,000	893,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	4,009,000	4,777,581

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	405,000	475,084

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	240,000	220,398

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	1,397,000	1,704,333

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 2 7/8s, 2023	1,315,000	1,229,993

40 Income Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	$3,420,000	$3,500,438

Nordstrom, Inc. sr. unsec. notes 5s, 2044	1,314,000	1,410,374

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	3,465,000	4,317,737

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	755,101

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	640,000	653,075

Owens Corning company guaranty sr. unsec. notes 9s, 2019	3,833,000	4,508,532

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	3,330,000	3,316,866

QVC, Inc. company guaranty sr. notes 4.85s, 2024	1,105,000	1,080,279

QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	944,000	896,262

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	639,000	632,610

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	2,140,000	2,041,900

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,379,057

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	911,000	931,498

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	547,689

90,580,791
Consumer staples (2.4%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	694,000	729,157

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	384,000	473,844

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	5,598,000	7,907,858

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,542,445

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	919,011

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	3,036,000	3,466,714

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 3 7/8s, 2019	366,000	380,640

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	453,000	445,073

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	285,000	283,931

CVS Health Corp. sr. unsec. unsub. notes 5 1/8s, 2045	4,375,000	4,690,372

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	4,394,000	4,789,341

CVS Pass-Through Trust sr. notes 6.036s, 2028	70,632	78,958

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	2,019,252	2,465,721

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	675,000	865,461

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	2,615,000	2,431,228

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	3,456,000	4,248,703

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	2,509,000	2,693,745

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	960,000	971,439

Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s,
2044 (Mexico)	400,000	362,218

Income Fund 41

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer staples cont.
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s,
2024 (Mexico)	$715,000	$705,863

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	1,815,000	2,262,947

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,697,531

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	1,703,000	2,129,806

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	810,338

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	635,478

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	876,097

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	610,000	535,998

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	630,000	637,254

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	461,000	470,739

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	654,000	685,269

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	3,665,000	3,672,788

57,865,967
Energy (1.4%)
BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	211,616

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	620,000	680,247

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	2,820,000	2,830,736

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	1,580,000	1,149,450

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	2,375,000	2,181,307

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	1,930,000	1,694,343

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,137,000	1,001,981

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	285,000	250,800

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	885,000	1,099,940

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,040,000	961,428

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	574,427

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,000,813

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	1,095,000	708,977

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.85s, 2115 (Brazil)	3,040,000	2,082,400

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2041 (Brazil)	2,500,000	1,764,000

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	820,000	597,575

42 Income Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	$2,535,000	$2,430,231

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	1,902,748

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	240,000	258,326

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	130,000	139,473

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	754,896

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	1,900,000	2,123,921

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	147,600

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	1,590,000	1,483,915

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 6 1/2s, 2036 (Bermuda)	82,000	57,616

Williams Cos., Inc. (The) notes 8 3/4s, 2032	383,000	375,757

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	2,565,000	2,146,749

Williams Partners LP sr. unsec. notes 5.4s, 2044	901,000	711,387

Williams Partners LP sr. unsec. notes 4.3s, 2024	919,000	823,168

32,145,827
Financials (8.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,725,000	2,218,533

Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	826,311

Air Lease Corp. sr. unsec. unsub. notes 4 3/4s, 2020	1,000,000	1,067,640

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	1,900,000	1,880,519

American International Group, Inc. jr. sub. FRB 8.175s, 2058	2,574,000	3,397,680

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	2,961,249

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	2,925,000	2,840,906

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,006,996

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,754,244

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	1,630,000	1,693,163

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	5,000,000	5,387,500

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	999,974

Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)	1,965,000	1,735,095

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	949,499

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	10,338,000	13,590,666

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	763,000	754,416

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	1,020,000	1,104,475

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	1,685,000	1,884,967

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	2,065,000	2,019,192

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	283,708

Income Fund 43

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	$460,000	$474,592

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,245,000	5,491,489

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,232,944

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	1,916,000	1,915,989

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	4,323,000	4,427,552

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	1,288,000	1,310,245

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	3,092,000	3,105,453

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	100,000	120,730

Citigroup, Inc. sr. unsec. sub. FRN 0.603s, 2016	1,961,000	1,953,221

CNA Financial Corp. sr. unsec. unsub. notes 3.95s, 2024	650,000	653,219

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	1,755,000	1,864,688

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	1,865,000	2,159,521

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	562,701

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands 144A jr. unsec. sub. FRN 11s, perpetual
maturity (Netherlands)	1,255,000	1,560,906

Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	2,600,000	2,571,127

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	539,000	534,958

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	856,000	1,037,607

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	6,859,000	6,678,540

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	945,000	977,453

EPR Properties unsec. notes 5 1/4s, 2023 R	1,150,000	1,157,788

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	1,031,000	1,005,225

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	626,000	575,138

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)	296,000	307,185

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	2,781,000	2,974,280

General Electric Capital Corp. company guaranty jr. unsec. sub.
FRN Ser. A, 7 1/8s, 2049	4,000,000	4,700,000

General Electric Capital Corp. company guaranty jr. unsec. sub.
FRN Ser. C, 5 1/4s, perpetual maturity	4,200,000	4,389,000

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	86,000	112,784

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,095,413

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,146,743

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	3,548,000	4,479,879

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	4,755,000	5,278,820

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	3,000,000	2,918,238

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	877,569

Hospitality Properties Trust sr. unsec. unsub. notes 4.65s, 2024 R	246,000	242,686

44 Income Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	$875,000	$850,703

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	2,000,000	2,571,114

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	4,560,000	6,885,600

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	1,240,000	1,442,058

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,705,000	2,973,763

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	973,313

Intesa Sanpaolo SpA 144A company guaranty unsec. sub.
bonds 5.017s, 2024 (Italy)	1,565,000	1,567,523

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	404,000	437,231

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,407,411

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	2,655,000	3,104,359

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	130,000	152,425

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	225,000	215,596

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	990,000	1,051,875

Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	2,145,000	2,181,416

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	2,599,000	3,876,853

Metropolitan Life Global Funding I 144A notes 3s, 2023	715,000	711,390

Metropolitan Life Insurance Co. 144A unsec. sub.
notes 7.8s, 2025	4,291,000	5,620,275

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	152,410

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	1,090,000	1,140,413

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	1,601,000	1,673,045

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	2,500,000	2,184,375

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,561,092

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	1,102,437

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,776,235

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	2,910,000	2,928,705

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	385,387

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,434,154

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	479,733

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	1,465,000	1,502,073

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	2,640,000	2,884,200

Santander Issuances SAU 144A company guaranty sr. unsec.
unsub. notes 5.911s, 2016 (Spain)	2,600,000	2,625,958

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	660,000	659,908

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	2,790,000	2,915,148

Income Fund 45

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	$1,125,000	$1,140,251

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	1,125,000	1,129,734

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. unsub.
notes 5s, 2018 R	1,185,000	1,258,581

Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual
maturity (France)	230,000	231,150

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	920,000	1,137,230

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	3,119,000	3,349,837

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436s, 2024 (Japan)	2,380,000	2,419,191

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	311,000	322,251

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85s, 2039	889,000	1,116,917

TIAA Asset Management Finance Co., LLC 144A sr. unsec. notes
4 1/8s, 2024	3,000,000	3,054,390

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	3,965,000	4,143,425

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	975,000	1,294,250

Wells Fargo Bank, NA sr. unsec. sub. notes Ser. BKNT, 6.6s, 2038	250,000	329,130

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	750,000	834,337

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	2,990,000	3,016,656

209,455,924
Health care (0.7%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	1,058,000	1,040,044

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	1,410,000	1,348,400

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	1,205,000	1,197,223

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,061,396

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	648,808

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	356,000	387,150

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	839,000	910,315

HCA, Inc. company guaranty sr. notes 5s, 2024	2,300,000	2,369,000

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	2,201,000	2,237,750

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	2,820,000	2,693,100

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	260,759

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,010,276

		16,164,221

46 Income Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	$889,000	$885,751

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	1,232,000	1,139,281

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	2,578,000	2,678,060

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	1,075,000	1,104,999

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	425,000	477,063

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	813,850

Xerox Corp. sr. unsec. unsub. notes 2.8s, 2020	3,025,000	2,871,584

9,970,588
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,682,076

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	390,271	403,424

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	139,515	143,526

Kansas City Southern Railway Co. (The) company guaranty sr.
unsec. notes 4.3s, 2043	286,000	260,692

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,240,452

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	176,832	197,610

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	460,000	462,875

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	374,406	398,742

4,789,397
Utilities and power (1.8%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	382,000	406,830

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	658,609

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	404,720

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	38,000	40,660

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,766,712

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	480,000	573,921

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	710,000	700,987

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	739,925

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	845,000	885,082

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	1,940,000	2,062,220

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	830,000	925,214

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,130,000	1,120,395

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	970,000	1,226,521

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	2,895,000	2,873,288

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	695,000	760,249

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,114,029

Income Fund 47

CORPORATE BONDS AND NOTES (24.8%)* cont.		Principal amount	Value

Utilities and power cont.
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		$780,000	$776,198

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042		1,220,000	1,103,477

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45s, 2044		2,710,000	2,785,170

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)		510,000	627,343

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		330,000	360,146

Kansas Gas and Electric Co. bonds 5.647s, 2021		397,017	400,988

Kinder Morgan Energy Partners, LP company guaranty sr. unsec.
notes 6 1/2s, 2020		750,000	815,950

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044		1,274,000	1,046,703

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021		1,455,000	1,365,619

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036		1,000,000	1,200,503

MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037		410,000	512,360

MidAmerican Funding, LLC sr. bonds 6.927s, 2029		360,000	474,982

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022		1,455,000	1,523,581

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038		295,000	370,275

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037		785,000	927,483

PacifiCorp sr. mtge. bonds 6 1/4s, 2037		460,000	582,594

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016		885,000	915,079

PPL WEM, Ltd. 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		3,220,000	3,560,360

Puget Energy, Inc. 144A sr. notes 3.65s, 2025		2,105,000	2,053,457

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		2,840,000	3,454,500

			43,116,130

Total corporate bonds and notes (cost $589,164,740)			$590,676,516

ASSET-BACKED SECURITIES (4.7%)*		Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017		$30,622,000	$30,622,000
FRB Ser. 15-2, Class A, 1.235s, 2017		22,782,000	22,782,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016		59,213,000	59,213,000

Total asset-backed securities (cost $112,617,000)			$112,617,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.7%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$1,002,791,500	$5,014

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	399,407,800	135,799

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	53,013,100	3,107,628

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	53,013,100	1,718,473

48 Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.7%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	$418,978,400	$2,656,323

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	959,459,000	1,439,189

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	854,075,600	896,779

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	51,387,325	682,424

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	854,075,600	444,119

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	399,407,800	103,846

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	418,978,400	41,898

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	427,037,800	2,203,515

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	530,832,600	1,247,457

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	427,037,800	794,290

Total purchased swap options outstanding (cost $27,577,044)			$15,476,754

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$100.98	$104,000,000	$570,128

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/100.86	104,000,000	504,504

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/100.66	104,000,000	437,528

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/100.50	104,000,000	372,736

Total purchased options outstanding (cost $5,265,000)			$1,884,896

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount		Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$770,000	$1,090,982

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		675,000	909,279

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		845,000	948,927

Total municipal bonds and notes (cost $2,294,936)			$2,949,188

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.15% L	Shares	274,830,847	$274,830,847

U.S. Treasury Bills 0.04%, April 28, 2016 Δ §		$15,725,000	15,706,916

U.S. Treasury Bills 0.11%, April 21, 2016 Δ §		11,073,000	11,062,348

U.S. Treasury Bills 0.02%, February 18, 2016 Δ §		18,116,000	18,111,996

U.S. Treasury Bills 0.15%, February 11, 2016 # Δ §		30,752,000	30,744,989

U.S. Treasury Bills 0.03%, February 4, 2016 # Δ		15,823,000	15,818,633

U.S. Treasury Bills 0.14%, January 14, 2016 # Δ		687,000	686,887

Total short-term investments (cost $366,982,358)			$366,962,616

TOTAL INVESTMENTS

Total investments (cost $4,552,061,200)			$4,523,463,289

Income Fund 49

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,380,293,832.

† This security is non-income-producing.

The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,595,945,504 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

50 Income Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	792	$123,898,500	Dec-15	$535,212

U.S. Treasury Bond 30 yr (Short)	1	156,438	Dec-15	(1,314)

U.S. Treasury Bond Ultra
30 yr (Long)	816	130,356,000	Dec-15	343,389

U.S. Treasury Note 2 yr (Short)	486	106,266,938	Dec-15	13,988

U.S. Treasury Note 5 yr (Long)	120	14,372,813	Dec-15	16,730

U.S. Treasury Note 10 yr (Long)	28	3,575,250	Dec-15	17,011

U.S. Treasury Note 10 yr (Short)	321	40,987,688	Dec-15	332,877

Total				$1,257,893

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $31,534,986)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$1,002,791,500	$1,003

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	250,697,875	12,535

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	399,407,800	27,959

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	399,407,800	51,923

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	53,013,100	5,090,742

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	798,815,600	55,917

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	51,387,325	116,135

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	209,489,200	238,818

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	959,459,000	374,189

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	959,459,000	786,756

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	854,075,600	1,665,447

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	209,489,200	4,217,018

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	530,832,600	445,899

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	530,832,600	790,941

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	213,518,900	1,041,972

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	213,518,900	2,357,249

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	2,721,404

Total			$19,995,907

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $5,232,500)
	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$104,000,000	$215,384

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	104,000,000	200,408

Income Fund 51

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $5,232,500) cont.
	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	$104,000,000	$186,264

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	104,000,000	166,816

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	104,000,000	81,848

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	104,000,000	67,080

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	104,000,000	63,128

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	104,000,000	53,664

Total			$1,034,592

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$427,037,800	$(1,708,151)	$128,111

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	427,037,800	(1,708,151)	(503,905)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	213,518,900	1,708,151	367,893

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	213,518,900	1,708,151	(266,685)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	427,037,800	(1,131,650)	21,352

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	427,037,800	(640,557)	12,811

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	427,037,800	1,772,207	(106,759)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	47,855,825	(1,172,611)	(9,093)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	47,855,825	(1,215,969)	(180,895)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	101,059,300	(668,204)	(266,695)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	202,118,600	(1,419,883)	(616,260)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	47,855,825	(1,273,348)	(620,451)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	47,855,825	(1,339,963)	(770,814)

52 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15 cont.
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	$209,608,500	$1,388,656	$1,116,375

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	209,608,500	1,339,963	1,016,601

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	404,237,200	1,293,559	137,441

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	202,118,600	618,887	46,487

(5.00 Floor)/3 month
USD-LIBOR-BBA/Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	14,471

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	209,608,500	1,206,780	(326,989)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	209,608,500	1,194,768	(555,462)

Total			$174,635	$(1,362,466)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $1,020,731,016)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
November 1, 2045	$10,000,000	11/12/15	$11,318,750

Federal National Mortgage Association, 4 1/2s,
November 1, 2045	13,000,000	11/12/15	14,086,719

Federal National Mortgage Association, 4s,
November 1, 2045	26,000,000	11/12/15	27,679,844

Federal National Mortgage Association, 3 1/2s,
December 1, 2045	1,000,000	12/10/15	1,038,555

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	12,000,000	11/12/15	12,490,313

Federal National Mortgage Association, 3s,
December 1, 2045	2,000,000	12/10/15	2,017,344

Federal National Mortgage Association, 3s,
November 1, 2045	936,000,000	11/12/15	946,164,398

Government National Mortgage Association, 4 1/2s,
November 1, 2045	1,000,000	11/19/15	1,076,251

Total			$1,015,872,174

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$103,445,000	$(538,659)	9/30/25	3 month USD-	2.1575%	$607,671
			LIBOR-BBA

103,445,000	1,416,452	9/30/25	2.3975%	3 month USD-	(2,035,529)
				LIBOR-BBA

Income Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$103,445,000	$(911,061)	9/30/25	3 month USD-	2.2775%	$1,388,094
			LIBOR-BBA

420,458,400	(2,465,232)	10/9/25	3 month USD-	2.155%	1,824,030
			LIBOR-BBA

210,229,200	2,456,907	10/9/25	2.3225%	3 month USD-	(2,955,393)
				LIBOR-BBA

209,489,200	(1,389,374)	10/28/25	3 month USD-	2.055%	(1,458,015)
			LIBOR-BBA

104,744,600	1,334,739	10/28/25	2.235%	3 month USD-	(378,918)
				LIBOR-BBA

418,978,400	(3,022,175)	10/28/25	3 month USD-	2.0775%	(2,285,519)
			LIBOR-BBA

209,489,200	2,909,135	10/28/25	2.2625%	3 month USD-	(1,052,230)
				LIBOR-BBA

209,489,200	(1,364,445)	10/29/25	3 month USD-	2.12%	(160,961)
			LIBOR-BBA

104,744,600	1,360,297	10/29/25	2.31%	3 month USD-	(1,087,522)
				LIBOR-BBA

314,233,800	(1,983,821)	10/27/25	3 month USD-	2.07125%	(1,593,451)
			LIBOR-BBA

157,116,900	1,977,599	10/27/25	2.25%	3 month USD-	(821,305)
				LIBOR-BBA

3,212,000 E	(20,881)	12/16/17	3 month USD-	1.25%	312
			LIBOR-BBA

1,968,421,000 E	10,271,291	12/16/17	1.25%	3 month USD-	(2,716,351)
				LIBOR-BBA

1,000,000 E	13,414	12/16/20	2.00%	3 month USD-	(8,460)
				LIBOR-BBA

49,584,000 E	(301,871)	12/16/25	3 month USD-	2.35%	874,162
			LIBOR-BBA

152,000 E	2,135	12/16/25	2.35%	3 month USD-	(1,470)
				LIBOR-BBA

1,000,000 E	6,951	12/16/45	2.75%	3 month USD-	(37,838)
				LIBOR-BBA

157,116,900	1,301,996	9/29/25	2.235%	3 month USD-	(1,570,531)
				LIBOR-BBA

52,372,300	1,045,665	9/29/45	2.703%	3 month USD-	(1,031,511)
				LIBOR-BBA

1,072,623,000 E	1,884,094	12/16/20	1.70%	3 month USD-	(5,938,546)
				LIBOR-BBA

44,624,000 E	69,204	12/16/45	3 month USD-	2.70%	1,575,799
			LIBOR-BBA

63,940,000	(844)	9/29/25	2.162%	3 month USD-	(736,464)
				LIBOR-BBA

32,024,000	(423)	9/30/25	2.07%	3 month USD-	(95,060)
				LIBOR-BBA

54 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$187,680,000	$(2,477)	10/1/25	2.02%	3 month USD-	$340,969
				LIBOR-BBA

126,399,000	(1,668)	10/6/25	1.945%	3 month USD-	1,150,148
				LIBOR-BBA

126,399,000	(1,668)	10/6/25	1.939%	3 month USD-	1,220,573
				LIBOR-BBA

489,995,000	(1,837)	10/7/17	0.72861%	3 month USD-	841,299
				LIBOR-BBA

43,987,000	(354)	10/7/20	3 month USD-	1.3635%	(230,690)
			LIBOR-BBA

172,228,000	(2,273)	10/7/25	3 month USD-	2.00608%	(605,598)
			LIBOR-BBA

49,923,000	(1,697)	10/7/45	2.54395%	3 month USD-	(190,882)
				LIBOR-BBA

29,920,400	(241)	10/19/20	1.345%	3 month USD-	202,035
				LIBOR-BBA

29,920,400	(241)	10/19/20	1.34757%	3 month USD-	198,269
				LIBOR-BBA

30,465,600	(245)	10/19/20	1.35331%	3 month USD-	193,385
				LIBOR-BBA

94,598,900	(1,249)	10/28/25	2.013%	3 month USD-	398,068
				LIBOR-BBA

31,423,400	(418)	10/28/25	2.044%	3 month USD-	41,932
				LIBOR-BBA

Total	$14,036,725				$(16,135,498)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,252,089	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$2,811
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,229,603	—	1/12/41	4.50% (1 month	Synthetic TRS Index	5,593
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
4,188,470	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	(10,742)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,328,859	—	1/12/40	4.50% (1 month	Synthetic MBX Index	3,871
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Income Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,087,936	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$4,360
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,070,224	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,309)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,480,795	—	1/12/40	5.00% (1 month	Synthetic MBX Index	16,321
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,024,222	—	1/12/41	5.00% (1 month	Synthetic MBX Index	17,052
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

985,389	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,212
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

18,475,700	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(32,166)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,982,537	—	1/12/41	5.00% (1 month	Synthetic MBX Index	42,409
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

732,587	—	1/12/40	4.00% (1 month	Synthetic MBX Index	546
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,303,028	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,688
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,523,483	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,405
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

15,818,671	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(27,540)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,831,428	—	1/12/41	5.00% (1 month	Synthetic MBX Index	56,134
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,094,464	—	1/12/40	4.00% (1 month	Synthetic MBX Index	4,541
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

302,798	—	1/12/38	6.50% (1 month	Synthetic TRS Index	746
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

928,081	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,627
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

585,729	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,024
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

56 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$10,749,977	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$30,428
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,676,618	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,624)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,202,162	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7,189
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

870,681	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,193
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,719,455	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,325
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

17,182,699	—	1/12/41	5.00% (1 month	Synthetic MBX Index	48,637
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,870,895	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,126
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

481,616	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,213
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,561,893	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,933
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,132,297	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,852
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,881,328	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(24,167)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,117,069	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(13,973)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,024,084	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,946)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,012,012	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,973)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,012,012	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,973)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,030,829	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,966)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Income Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$5,275,160	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(15,496)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,030,707	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,965)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,040,867	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,777
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,409,116	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,676)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,682,696	—	1/12/38	6.50% (1 month	Synthetic TRS Index	6,611
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,055,034	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(11,912)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

798,430	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,714)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,042,898	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,557)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,639,726	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,337)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,003,818	—	1/12/44	3.50% (1 month	Synthetic MBX Index	(567)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,624,224	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,597
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,152,995	—	1/12/43	3.50% (1 month	Synthetic TRS Index	20,991
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

10,453,027	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,199)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

456,747	—	1/12/43	3.50% (1 month	Synthetic TRS Index	1,047
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

58 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$6,343,464	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$17,956
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,531,573	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,149
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
15,077,232	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(3,685)
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

2,435,447	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(8,274)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,314,736	—	1/12/43	3.50% (1 month	Synthetic TRS Index	3,015
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,904,305	—	1/12/43	3.00% (1 month	Synthetic MBX Index	(961)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

3,863,802	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(8,293)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

8,149,215	—	1/12/41	5.00% (1 month	Synthetic MBX Index	13,678
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,003,818	—	1/12/44	3.50% (1 month	Synthetic TRS Index	5,427
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,795,698	—	1/12/41	4.00% (1 month	Synthetic TRS Index	10,766
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,429,718	—	1/12/41	4.00% (1 month	Synthetic TRS Index	16,680
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,661,103	—	1/12/41	4.00% (1 month	Synthetic TRS Index	19,444
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,601,034	—	1/12/44	3.50% (1 month	Synthetic TRS Index	4,881
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,624,102	—	1/12/44	3.50% (1 month	Synthetic TRS Index	3,557
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,292,780	—	1/12/45	3.50% (1 month	Synthetic TRS Index	7,168
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Income Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$13,584,476	$84,902	1/12/45	4.00% (1 month	Synthetic TRS Index	$106,042
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,757,251	34,193	1/12/45	4.00% (1 month	Synthetic TRS Index	41,596
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
3,847,010	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9,481
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,967,672	—	1/12/38	6.50% (1 month	Synthetic TRS Index	7,314
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

9,510,583	—	1/12/39	6.00% (1 month	Synthetic TRS Index	15,016
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,727,585	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9,186
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,180,977	—	1/12/42	4.00% (1 month	Synthetic TRS Index	10,819
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,180,977	—	1/12/42	4.00% (1 month	Synthetic TRS Index	10,819
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,616,394	—	1/12/41	4.50% (1 month	Synthetic TRS Index	4,055
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,506,468	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,587)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,068,628	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,601)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,188,470	—	1/12/36	5.50% (1 month	Synthetic TRS Index	10,742
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

603,937	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,356
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,877,983	—	1/12/40	4.00% (1 month	Synthetic TRS Index	4,219
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

122,999	—	1/12/39	6.00% (1 month	Synthetic TRS Index	194
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

60 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,782,709	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$5,973
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,543,279	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,133)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

279,704	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(487)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

745,793	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,298)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,281,855	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,159
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,216,015	—	1/12/38	6.50% (1 month	Synthetic TRS Index	10,390
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,267,726	—	1/12/42	4.00% (1 month	Synthetic TRS Index	8,912
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,828,550	—	1/12/39	6.00% (1 month	Synthetic TRS Index	10,782
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,527,642	—	1/12/42	4.00% (1 month	Synthetic TRS Index	11,542
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,848,719	—	1/12/41	4.00% (1 month	Synthetic TRS Index	17,620
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,538,340	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(16,180)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

7,275,738	—	1/12/44	3.50% (1 month	Synthetic TRS Index	9,862
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,721,463	—	1/12/45	4.00% (1 month	Synthetic TRS Index	8,386
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,748,028	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(10,889)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Income Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$1,251,036	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$2,809
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,849,070	—	1/12/41	4.00% (1 month	Synthetic TRS Index	17,621
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,538,666	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(16,181)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$119,095				$465,504

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$10,976
BBB– Index

CMBX NA	BBB–/P	26,395	438,000	5/11/63	300 bp	20,738
BBB– Index

CMBX NA	BBB–/P	54,079	876,000	5/11/63	300 bp	42,764
BBB– Index

CMBX NA	BBB–/P	51,528	904,000	5/11/63	300 bp	39,851
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	88,467	798,000	5/11/63	300 bp	78,159
BBB– Index

Credit Suisse International
CMBX NA BB Index	—	(237,205)	13,439,000	5/11/63	(500 bp)	(21,808)

CMBX NA BB Index	—	(8,311)	856,000	1/17/47	(500 bp)	23,299

CMBX NA	BBB–/P	97,450	6,732,000	5/11/63	300 bp	10,495
BBB– Index

CMBX NA	BBB–/P	104,246	9,516,000	5/11/63	300 bp	(18,669)
BBB– Index

CMBX NA	BBB–/P	212,569	16,185,000	5/11/63	300 bp	3,512
BBB– Index

CMBX NA	BBB–/P	23,504	584,000	1/17/47	300 bp	3,347
BBB– Index

CMBX NA	BBB–/P	51,135	871,000	1/17/47	300 bp	21,071
BBB– Index

CMBX NA	BBB–/P	240,413	7,009,000	1/17/47	300 bp	(1,514)
BBB– Index

CMBX NA	BBB–/P	840,002	23,601,000	1/17/47	300 bp	25,374
BBB– Index

62 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CMBX NA	BBB–/P	$(1,293)	$187,000	5/11/63	300 bp	$(3,709)
BBB– Index

CMBX NA	BBB–/P	249	25,000	1/17/47	300 bp	(614)
BBB– Index

CMBX NA	BBB–/P	7,362	273,000	1/17/47	300 bp	(2,061)
BBB– Index

CMBX NA	BBB–/P	1,402	393,000	1/17/47	300 bp	(12,163)
BBB– Index

CMBX NA	BBB–/P	1,406	394,000	1/17/47	300 bp	(12,194)
BBB– Index

CMBX NA	BBB–/P	2,244	572,000	1/17/47	300 bp	(17,500)
BBB– Index

CMBX NA	BBB–/P	3,591	840,000	1/17/47	300 bp	(25,403)
BBB– Index

CMBX NA	BBB–/P	2,995	840,000	1/17/47	300 bp	(25,999)
BBB– Index

CMBX NA	BBB–/P	2,995	840,000	1/17/47	300 bp	(25,999)
BBB– Index

CMBX NA BB Index	—	(14,173)	1,657,000	5/11/63	(500 bp)	12,385

CMBX NA BB Index	—	15,199	903,000	5/11/63	(500 bp)	29,672

CMBX NA BB Index	—	(8,674)	818,000	5/11/63	(500 bp)	4,437

CMBX NA BB Index	—	8,364	816,000	5/11/63	(500 bp)	21,443

CMBX NA BB Index	—	777	640,000	5/11/63	(500 bp)	11,035

CMBX NA BB Index	—	8,660	383,000	5/11/63	(500 bp)	14,799

CMBX NA BB Index	—	(2,968)	309,000	5/11/63	(500 bp)	1,985

CMBX NA BB Index	—	(8,855)	856,000	1/17/47	(500 bp)	22,756

CMBX NA BB Index	—	(1,477)	741,000	1/17/47	(500 bp)	25,886

CMBX NA	—	(7,879)	868,000	5/11/63	(300 bp)	3,333
BBB– Index

CMBX NA	BBB–/P	(4,374)	401,000	5/11/63	300 bp	(9,554)
BBB– Index

CMBX NA	BBB–/P	(4,755)	592,000	5/11/63	300 bp	(12,402)
BBB– Index

CMBX NA	BBB–/P	(13,630)	818,000	5/11/63	300 bp	(24,196)
BBB– Index

CMBX NA	BBB–/P	9,424	825,000	5/11/63	300 bp	(1,232)
BBB– Index

CMBX NA	BBB–/P	(7,841)	838,000	5/11/63	300 bp	(18,665)
BBB– Index

CMBX NA	BBB–/P	(8,404)	838,000	5/11/63	300 bp	(19,229)
BBB– Index

CMBX NA	BBB–/P	(8,404)	838,000	5/11/63	300 bp	(19,229)
BBB– Index

Income Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA	BBB–/P	$5,023	$842,000	5/11/63	300 bp	$(5,852)
BBB– Index

CMBX NA	BBB–/P	(3,379)	842,000	5/11/63	300 bp	(14,255)
BBB– Index

CMBX NA	BBB–/P	1,813	86,000	1/17/47	300 bp	(1,156)
BBB– Index

CMBX NA	BBB–/P	26,301	868,000	1/17/47	300 bp	(3,659)
BBB– Index

CMBX NA	BBB–/P	34,580	1,155,000	1/17/47	300 bp	(5,286)
BBB– Index

JPMorgan Securities LLC
CMBX NA	—	(27,808)	1,159,000	5/11/63	(300 bp)	(12,838)
BBB– Index

CMBX NA	—	(14,919)	579,000	5/11/63	(300 bp)	(7,440)
BBB– Index

CMBX NA	BBB–/P	32,035	579,000	1/17/47	300 bp	12,050
BBB– Index

CMBX NA	BBB–/P	61,129	1,159,000	1/17/47	300 bp	21,126
BBB– Index

Total		$1,644,522				$137,867

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series	BBB+/P	$(3,706)	$1,000,000	12/20/20	100 bp	$7,538
25 Index

Total		$(3,706)				$7,538

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

64 Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$112,617,000

Corporate bonds and notes	—	586,533,091	4,143,425

Mortgage-backed securities	—	1,035,297,627	41,467,539

Municipal bonds and notes	—	2,949,188	—

Purchased options outstanding	—	1,884,896	—

Purchased swap options outstanding	—	15,476,754	—

U.S. government and agency mortgage obligations	—	2,355,692,769	—

U.S. treasury obligations	—	438,384	—

Short-term investments	274,830,847	92,131,769	—

Totals by level	$274,830,847	$4,090,404,478	$158,227,964

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$1,257,893	$—	$—

Written options outstanding	—	(1,034,592)	—

Written swap options outstanding	—	(19,995,907)	—

Forward premium swap option contracts	—	(1,362,466)	—

TBA sale commitments	—	(1,015,872,174)	—

Interest rate swap contracts	—	(30,172,223)	—

Total return swap contracts	—	346,409	—

Credit default contracts	—	(1,495,411)	—

Totals by level	$1,257,893	$(1,069,586,364)	$—

Income Fund 65

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 10/31/14	Accrued discounts/ premiums	Realized gain/(loss)#	Change in net unrealized appreciation/ (depreciation)	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 10/31/15

Asset-backed
securities	$—	$—	$—	$—	$53,404,000	$—	$59,213,000	$—	$112,617,000

Corporate
bonds and
notes	$—	(235,283)	—	255,108	4,123,600	—	—	—	$4,143,425

Mortgage-
backed
securities	$—	(1,049,556)	—	135,816	41,934,974	—	446,305	—	$41,467,539

Totals:	$—	$(1,284,839)	$—	$390,924	$99,462,574	$—	$59,659,305	$—	$158,227,964

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $390,924 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

66 Income Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,277,230,353)	$4,248,632,442
Affiliated issuers (identified cost $274,830,847) (Notes 1 and 5)	274,830,847

Cash	21,036

Interest and other receivables	21,094,946

Receivable for shares of the fund sold	10,264,322

Receivable for investments sold	52,839,217

Receivable for sales of delayed delivery securities (Note 1)	359,948,763

Receivable for variation margin (Note 1)	9,894,251

Unrealized appreciation on forward premium swap option contracts (Note 1)	2,861,542

Unrealized appreciation on OTC swap contracts (Note 1)	1,240,368

Premium paid on OTC swap contracts (Note 1)	384,349

Prepaid assets	64,336

Total assets	4,982,076,419

LIABILITIES

Payable for investments purchased	46,386,796

Payable for purchases of delayed delivery securities (Note 1)	1,495,730,294

Payable for shares of the fund repurchased	4,292,541

Payable for compensation of Manager (Note 2)	793,043

Payable for custodian fees (Note 2)	75,519

Payable for investor servicing fees (Note 2)	615,579

Payable for Trustee compensation and expenses (Note 2)	434,821

Payable for administrative services (Note 2)	8,656

Payable for distribution fees (Note 2)	503,326

Payable for variation margin (Note 1)	8,676,527

Unrealized depreciation on OTC swap contracts (Note 1)	636,997

Premium received on OTC swap contracts (Note 1)	2,147,966

Unrealized depreciation on forward premium swap option contracts (Note 1)	4,224,008

Written options outstanding, at value (premiums $36,767,486) (Notes 1 and 3)	21,030,499

TBA sale commitments, at value (proceeds receivable $1,020,731,016) (Note 1)	1,015,872,174

Other accrued expenses	353,841

Total liabilities	2,601,782,587

Net assets	$2,380,293,832

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,586,856,998

Undistributed net investment income (Note 1)	13,556,582

Accumulated net realized loss on investments (Note 1)	(196,488,504)

Net unrealized depreciation of investments	(23,631,244)

Total — Representing net assets applicable to capital shares outstanding	$2,380,293,832

(Continued on next page)

Income Fund 67

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,087,633,481 divided by 156,771,386 shares)	$6.94

Offering price per class A share (100/96.00 of $6.94)*	$7.23

Net asset value and offering price per class B share ($30,089,289 divided by 4,380,650 shares)**	$6.87

Net asset value and offering price per class C share ($221,882,018 divided by 32,238,494 shares)**	$6.88

Net asset value and redemption price per class M share
($103,524,438 divided by 15,282,113 shares)	$6.77

Offering price per class M share (100/96.75 of $6.77)†	$7.00

Net asset value, offering price and redemption price per class R share
($29,236,907 divided by 4,246,500 shares)	$6.88

Net asset value, offering price and redemption price per class R5 share
($4,462,654 divided by 635,694 shares)	$7.02

Net asset value, offering price and redemption price per class R6 share
($123,635,384 divided by 17,566,035 shares)	$7.04

Net asset value, offering price and redemption price per class Y share
($779,829,661 divided by 110,859,848 shares)	$7.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

68 Income Fund

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $449,123 from investments in affiliated issuers) (Note 5)	$78,119,239

Total investment income	78,119,239

EXPENSES

Compensation of Manager (Note 2)	9,012,966

Investor servicing fees (Note 2)	3,479,766

Custodian fees (Note 2)	170,636

Trustee compensation and expenses (Note 2)	117,286

Distribution fees (Note 2)	6,004,490

Administrative services (Note 2)	61,270

Other	919,190

Total expenses	19,765,604
Expense reduction (Note 2)	(7,969)

Net expenses	19,757,635

Net investment income	58,361,604

Net realized loss on investments (Notes 1 and 3)	(21,437,173)

Net realized loss on swap contracts (Note 1)	(41,955,817)

Net realized gain on futures contracts (Note 1)	14,169,707

Net realized gain on written options (Notes 1 and 3)	49,351,433

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(94,960,039)

Net loss on investments	(94,831,889)

Net decrease in net assets resulting from operations	$(36,470,285)

The accompanying notes are an integral part of these financial statements.

Income Fund 69

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$58,361,604	$51,729,213

Net realized gain (loss) on investments	128,150	(5,299,759)

Net unrealized appreciation (depreciation) of investments	(94,960,039)	25,179,985

Net increase (decrease) in net assets resulting
from operations	(36,470,285)	71,609,439

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(34,589,245)	(38,938,130)

Class B	(772,105)	(1,256,067)

Class C	(5,244,288)	(5,319,484)

Class M	(3,436,129)	(5,406,622)

Class R	(886,652)	(544,055)

Class R5	(141,741)	(143,604)

Class R6	(3,969,199)	(1,228,006)

Class Y	(22,731,624)	(10,977,537)

Increase from capital share transactions (Note 4)	615,459,914	637,429,287

Total increase in net assets	507,218,646	645,225,221

NET ASSETS

Beginning of year	1,873,075,186	1,227,849,965

End of year (including undistributed net investment income
of $13,556,582 and $21,700,925, respectively)	$2,380,293,832	$1,873,075,186

The accompanying notes are an integral part of these financial statements.

70 Income Fund

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Income Fund 71

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
October 31, 2015	$7.26	.18	(.28)	(.10)	(.22)	(.22)	—	$6.94	(1.37)	$1,087,633.85		2.52	793 [d]
October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	—	7.26	5.57	1,004,198.85		3.67	505 [d]
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	—	7.20	2.31	783,735.87		4.03	267 [e]
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	7.27	9.59	878,866.86		3.02	204 [e]
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	— [f,g]	6.84	4.95	843,019.86		4.02	339 [e]

Class B
October 31, 2015	$7.19	.13	(.28)	(.15)	(.17)	(.17)	—	$6.87	(2.11)	$30,089	1.60	1.77	793 [d]
October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	—	7.19	4.79	32,142	1.60	2.94	505 [d]
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	—	7.13	1.58	34,514	1.62	3.28	267 [e]
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	7.20	8.75	41,215	1.61	2.27	204 [e]
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	— f,g	6.78	4.22	39,859	1.61	3.29	339 [e]

Class C
October 31, 2015	$7.21	.13	(.29)	(.16)	(.17)	(.17)	—	$6.88	(2.24)	$221,882	1.60	1.76	793 [d]
October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	—	7.21	4.84	181,142	1.60	2.96	505 [d]
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	—	7.15	1.58	133,269	1.62	3.28	267 [e]
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	7.22	8.72	166,407	1.61	2.27	204 [e]
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	— [f,g]	6.80	4.21	169,692	1.61	3.27	339 [e]

Class M
October 31, 2015	$7.10	.16	(.28)	(.12)	(.21)	(.21)	—	$6.77	(1.74)	$103,524	1.10	2.26	793 [d]
October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	—	7.10	5.31	121,065	1.10	3.43	505 [d]
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	—	7.05	2.15	128,376	1.12	3.79	267 [e]
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	7.12	9.27	151,113	1.11	2.77	204 [e]
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	— [f,g]	6.71	4.66	170,347	1.11	3.82	339 [e]

Class R
October 31, 2015	$7.21	.16	(.28)	(.12)	(.21)	(.21)	—	$6.88	(1.73)	$29,237	1.10	2.25	793 [d]
October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	—	7.21	5.27	21,255	1.10	3.42	505 [d]
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	—	7.16	2.11	8,040	1.12	3.79	267 [e]
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	7.23	9.26	5,265	1.11	2.77	204 [e]
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	— [f,g]	6.81	4.74	4,723	1.11	3.74	339 [e]

Class R5
October 31, 2015	$7.35	.20	(.28)	(.08)	(.25)	(.25)	—	$7.02	(1.16)	$4,463.56		2.77	793 [d]
October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	—	7.35	5.83	2,683.58		3.71	505 [d]
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	—	7.29	2.75	11.58		4.33	267 [e]
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	7.35	4.39*	10	.19*	1.12*	204 [e]

Class R6
October 31, 2015	$7.36	.20	(.27)	(.07)	(.25)	(.25)	—	$7.04	(1.02)	$123,635.49		2.82	793 [d]
October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	—	7.36	5.98	48,755.51		3.97	505 [d]
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	—	7.29	2.62	6,188.51		4.25	267 [e]
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	7.36	4.54*	10	.17*	1.14*	204 [e]

Class Y
October 31, 2015	$7.36	.20	(.29)	(.09)	(.24)	(.24)	—	$7.03	(1.27)	$779,830.60		2.76	793 [d]
October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	—	7.36	5.90	461,835.60		3.93	505 [d]
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	—	7.29	2.52	133,717.62		4.30	267 [e]
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	7.36	10.00	193,550.61		3.26	204 [e]
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	— [f,g]	6.91	5.12	132,550.61		4.25	339 [e]

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

72 Income Fund	Income Fund 73

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	730%

September 30, 2012	679

September 30, 2011	942

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

74 Income Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved

Income Fund 75

by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

76 Income Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

Income Fund 77

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase

78 Income Fund

commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,291,732 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,359,489 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds.

Income Fund 79

In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2015, the fund had a capital loss carryover of $179,403,707 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$23,207,754	$—	$23,207,754	*

92,884,454	N/A	92,884,454	October 31, 2016

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,265,036 to increase undistributed net investment income and $5,265,036 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$39,929,819
Unrealized depreciation	(83,520,620)

Net unrealized depreciation	(43,590,801)
Undistributed ordinary income	14,993,739
Capital loss carryforward	(179,403,707)
Cost for federal income tax purposes	$4,567,015,403

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

80 Income Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,721,981	Class R5	5,034

Class B	49,287	Class R6	58,561

Class C	340,017	Class Y	1,080,551

Class M	176,794	Total	$3,479,766

Class R	47,541

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,969 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,539, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Income Fund 81

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,773,995	Class M	570,364

Class B	317,898	Class R	152,924

Class C	2,189,309	Total	$6,004,490

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $158,931 and $4,187 from the sale of class A and class M shares, respectively, and received $14,498 and $6,045 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,169 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$20,787,334,801	$19,135,616,385

U.S. government securities (Long-term)	27,153,984	27,089,648

Total	$20,814,488,785	$19,162,706,033

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$1,414,635,500	$11,613,079	$656,000,000	$2,567,031

Options opened	32,712,534,130	194,914,034	5,543,000,000	33,273,750
Options exercised	(3,482,271,000)	(34,497,393)	—	—
Options expired	(6,898,062,625)	(42,779,988)	(984,000,000)	(4,894,219)
Options closed	(13,789,572,605)	(97,714,746)	(4,383,000,000)	(25,714,062)

Written options outstanding at
the end of the reporting period	$9,957,263,400	$31,534,986	$832,000,000	$5,232,500

82 Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	58,019,092	$417,416,250	57,666,388	$419,883,361

Shares issued in connection with
reinvestment of distributions	4,159,168	29,745,903	4,784,692	34,680,025

	62,178,260	447,162,153	62,451,080	454,563,386

Shares repurchased	(43,699,803)	(312,705,634)	(33,024,511)	(240,081,268)

Net increase	18,478,457	$134,456,519	29,426,569	$214,482,118

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	783,284	$5,561,145	609,341	$4,392,069

Shares issued in connection with
reinvestment of distributions	92,478	655,672	147,979	1,061,664

	875,762	6,216,817	757,320	5,453,733

Shares repurchased	(964,057)	(6,828,922)	(1,128,513)	(8,118,578)

Net decrease	(88,295)	$(612,105)	(371,193)	$(2,664,845)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	13,118,738	$93,618,215	10,228,990	$73,912,667

Shares issued in connection with
reinvestment of distributions	559,445	3,971,321	555,345	3,994,243

	13,678,183	97,589,536	10,784,335	77,906,910

Shares repurchased	(6,575,856)	(46,585,911)	(4,292,060)	(30,913,862)

Net increase	7,102,327	$51,003,625	6,492,275	$46,993,048

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	1,068,632	$7,529,758	1,427,653	$10,183,192

Shares issued in connection with
reinvestment of distributions	84,009	586,893	82,205	582,977

	1,152,641	8,116,651	1,509,858	10,766,169

Shares repurchased	(2,924,955)	(20,469,878)	(2,673,607)	(18,947,381)

Net decrease	(1,772,314)	$(12,353,227)	(1,163,749)	$(8,181,212)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	2,979,794	$21,291,942	2,160,285	$15,664,326

Shares issued in connection with
reinvestment of distributions	111,070	788,768	67,915	489,597

	3,090,864	22,080,710	2,228,200	16,153,923

Shares repurchased	(1,792,106)	(12,675,528)	(404,178)	(2,923,043)

Net increase	1,298,758	$9,405,182	1,824,022	$13,230,880

Income Fund 83

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	363,416	$2,647,388	678,749	$4,977,935

Shares issued in connection with
reinvestment of distributions	19,605	141,741	19,529	143,604

	383,021	2,789,129	698,278	5,121,539

Shares repurchased	(112,478)	(814,543)	(334,598)	(2,460,707)

Net increase	270,543	$1,974,586	363,680	$2,660,832

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	16,059,858	$117,566,331	6,532,797	$48,197,371

Shares issued in connection with
reinvestment of distributions	547,845	3,969,199	166,969	1,228,006

	16,607,703	121,535,530	6,699,766	49,425,377

Shares repurchased	(5,664,803)	(41,171,022)	(925,263)	(6,820,937)

Net increase	10,942,900	$80,364,508	5,774,503	$42,604,440

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	80,260,841	$584,374,422	59,520,471	$439,579,737

Shares issued in connection with
reinvestment of distributions	2,574,258	18,642,148	1,201,266	8,836,015

	82,835,099	603,016,570	60,721,737	448,415,752

Shares repurchased	(34,748,180)	(251,795,744)	(16,293,128)	(120,111,726)

Net increase	48,086,919	$351,220,826	44,428,609	$328,304,026

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,598	0.25%	$11,218

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$144,207,935	$419,253,256	$563,461,191	$114,878	$—

Putnam Short Term
Investment Fund*	289,802,238	475,752,208	490,723,599	334,245	274,830,847

Totals	$434,010,173	$895,005,464	$1,054,184,790	$449,123	$274,830,847

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

84 Income Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$512,700,000

Purchased swap option contracts (contract amount)	$6,033,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$895,500,000

Written swap option contracts (contract amount) (Note 3)	$5,912,800,000

Futures contracts (number of contracts)	4,000

Centrally cleared interest rate swap contracts (notional)	$6,007,000,000

OTC total return swap contracts (notional)	$520,400,000

OTC credit default contracts (notional)	$88,600,000

Centrally cleared credit default contracts (notional)	$690,000

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$439,457*	Payables	$1,934,868

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	39,508,979*	depreciation	73,108,215*

Total		$39,948,436		$75,043,083

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Income Fund 85

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$672,238	$672,238

Interest rate contracts	(10,388,609)	14,169,707	(42,628,055)	$(38,846,957)

Total	$(10,388,609)	$14,169,707	$(41,955,817)	$(38,174,719)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(713,031)	$(713,031)

Interest rate contracts	215,420	367,129	(15,674,984)	$(15,092,435)

Total	$215,420	$367,129	$(16,388,015)	$(15,805,466)

86 Income Fund

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Income Fund 87

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$8,551,048	$—	$—	$—	$—	$—	$—	$8,551,048

OTC Total return swap contracts*#	8,404	306,855	—	42,105	113,159	169,827	20,430	—	—	660,780

OTC Credit default contracts*#	—	—	—	—	247,007	158,757	—	22,449	—	428,213

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	1,343,203	1,343,203

Forward premium swap option contracts#	496,004	—	—	34,163	—	—	2,331,375	—	—	2,861,542

Purchased swap options**#	5,014	—	—	135,799	4,826,101	6,264,578	4,245,262	—	—	15,476,754

Purchased options**#	—	—	—	—	—	—	1,884,896	—	—	1,884,896

Total Assets	$509,422	$306,855	$8,551,048	$212,067	$5,186,267	$6,593,162	$8,481,963	$22,449	$1,343,203	$31,206,436

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	8,676,413	—	—	—	—	—	—	8,676,413

OTC Total return swap contracts*#	—	221,802	—	—	21,213	55,175	16,181	—	—	314,371

OTC Credit default contracts*#	31,207	10,308	—	—	1,525,703	307,662	—	59,988	—	1,934,868

Centrally cleared credit default contracts§	—	—	114	—	—	—	—	—	—	114

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	770,590	—	—	106,759	—	—	3,346,659	—	—	4,224,008

Written swap options#	13,538	—	—	79,882	5,090,742	7,454,280	7,357,465	—	—	19,995,907

Written options#	—	—	—	—	—	—	1,034,592	—	—	1,034,592

Total Liabilities	$815,335	$232,110	$8,676,527	$186,641	$6,637,658	$7,817,117	$11,754,897	$59,988	$—	$36,180,273

Total Financial and Derivative Net Assets	$(305,913)	$74,745	$(125,479)	$25,426	$(1,451,391)	$(1,223,955)	$(3,272,934)	$(37,539)	$1,343,203	$(4,973,837)

Total collateral received (pledged)†##	$(110,978)	$—	$—	$—	$(1,451,391)	$(1,223,955)	$(3,272,934)	$—	$—

Net amount	$(194,935)	$74,745	$(125,479)	$25,426	$—	$—	$—	$(37,539)	$1,343,203

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $54,388,915 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

88 Income Fund	Income Fund 89

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

90 Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 91

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

92 Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Susan G. Malloy
Vice President and
Custodian	Officers	Assistant Treasurer
State Street Bank	Robert L. Reynolds
and Trust Company	President	James P. Pappas
Vice President
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Independent Registered	Compliance Liaison	BSA Compliance Officer
Public Accounting Firm
KPMG LLP	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$123,175	$ —	$6,750	$ —
October 31, 2014	$115,808	$ —	$6,590	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$ —	$ —	$ —

October 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015